SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         HARBOR FLORIDA BANCSHARES, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      2.    Form, Schedule or Registration Statement No.:

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      3.    Filing Party:

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      4.    Date Filed:

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

                         HARBOR FLORIDA BANCSHARES, INC.
                              100 S. Second Street
                              Fort Pierce, FL 34950
                                 (561) 461-2414

                                December 15, 2000

Dear Stockholder:

      You are invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Harbor Florida Bancshares, Inc. ("Bancshares" or the "Company"), the stock holding company for Harbor Federal Savings Bank (the "Bank"). The purpose of the Annual Meeting is to consider the election of two (2) directors of the Company for three year terms and to ratify the appointment by the Company's Board of Directors of the firm of KPMG LLP as independent public accountants for the Company for the fiscal year ending September 30, 2001. The Annual Meeting is scheduled to be held on Friday, January 19, 2001, at 10:00 a.m., Florida time, at Old City Hall Annex, 315 Avenue A, Fort Pierce, Florida.

      The attached Notice of Annual Meeting and Proxy Statement describes the proposals in detail. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that you may have regarding the agenda for the Annual Meeting.

      PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK OUTSTANDING MUST BE REPRESENTED EITHER IN PERSON OR BY PROXY TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS AT THE ANNUAL MEETING.

      On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for all your support and interest. We look forward to seeing you at the Annual Meeting.

                                                       Sincerely yours,


                                                       Michael J. Brown, Sr.
                                                       President and CEO

    HARBOR FLORIDA BANCSHARES, INC. IS THE HOLDING COMPANY FOR HARBOR FEDERAL
                                  SAVINGS BANK

                         HARBOR FLORIDA BANCSHARES, INC.
                              100 S. Second Street
                           Fort Pierce, Florida 34950
                                 (561) 461-2414

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 19, 2001

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Harbor Florida Bancshares, Inc. ("Bancshares" or the "Company") will be held at Old City Hall Annex located at 315 Avenue A, Fort Pierce, Florida on Friday, January 19, 2001, at 10:00 a.m. Florida time, for the following purposes, as more completely set forth in the accompanying Proxy Statement:

      1. To elect two (2) directors of the Company for three year terms.

      2. To ratify the appointment by the Company's Board of Directors of the firm of KPMG LLP as independent public accountants for the Company for the fiscal year ending September 30, 2001.

      3. To transact such other business as may properly come before the meeting. Except with respect to procedural matters incident to the conduct of the meeting, management of Bancshares is not aware of any matters other than those set forth above which may properly come before the meeting.

      The Board of Directors of Bancshares has fixed December 8, 2000, as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

                                                    BY ORDER OF THE BOARD OF
                                                    DIRECTORS


                                                    Michael J. Brown, Sr.
                                                    President & CEO

December 15, 2000
Fort Pierce, Florida

      YOUR VOTE IS IMPORTANT. YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF. PROXIES MUST BE RECEIVED PRIOR TO THE COMMENCEMENT OF THE MEETING.

                         HARBOR FLORIDA BANCSHARES, INC.

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 19, 2001

      This Proxy Statement is being furnished to the holders of the common stock, par value $0.10 per share ("Common Stock"), of Harbor Florida Bancshares, Inc. ("Bancshares" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at its Annual Meeting of Stockholders ("Annual Meeting") to be held on Friday, January 19, 2001, at Old City Hall Annex located at 315 Avenue A, Fort Pierce, Florida at 10:00 a.m. Florida time, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 15, 2000.

      Each proxy solicited hereby, if properly signed and returned to Bancshares and not revoked prior to its use, will be voted in accordance with the instructions indicated on the proxies. If no contrary instructions are given, each signed proxy received will be voted in favor of the election of Messrs. Brown and Hellstrom and in favor of the ratification of KPMG LLP and in the discretion of the proxy holder, as to any other matter which may properly come before the Annual Meeting. Only proxies that are returned can be counted and voted at the Annual Meeting.

                             SOLICITATION OF PROXIES

      All costs of the solicitation of proxies will be borne by Bancshares. In addition, directors, officers and other employees of Bancshares or Harbor Federal Savings Bank (the "Bank") may solicit proxies personally or by telephone or other means without additional compensation. Bancshares will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

                              REVOCATION OF PROXIES

      A stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of Bancshares, (ii) properly submitting to Bancshares a duly executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Harbor Florida Bancshares, Inc., 100 S. Second Street, Fort Pierce, Florida 34950, Attention:
Secretary. Proxies solicited hereby may be exercised only at the Annual Meeting and will not be used for any other meeting.

                                VOTING SECURITIES

      The securities that may be voted at the Annual Meeting consists of shares of Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. Only holders of record of Common Stock at the close of business on December 8, 2000 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. On the Record Date there were 24,939,297 shares of Common Stock issued and outstanding. Bancshares had no other class of securities outstanding at this time.

      As provided in Bancshares' Certificate of Incorporation, holders of Common Stock who beneficially own in excess of ten percent of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

      The presence in person or by proxy of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit) is necessary to constitute a quorum at the Annual Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter ("Broker Non-Votes") will be considered present for the purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting shall be adjourned in order to permit further solicitation of proxies.

                                VOTING PROCEDURES

      Once a quorum has been established, the affirmative vote of a majority of the outstanding shares of Common Stock present or represented in proxy at the Annual Meeting is required to approve the proposals described in this proxy statement, except that directors can be elected by a plurality of stockholders. Stockholders are not permitted to cumulate their votes for the election of directors or any other purpose. Votes may be cast for or withheld from each nominee for election as directors. Votes that are withheld and Broker Non-Votes will have no effect on the outcome of the election for directors because directors will be elected by a plurality of votes cast.

      With respect to the other proposals to be voted upon at the Annual Meeting, stockholders may vote for or against a proposal and may abstain from voting. Ratification of KPMG LLP as independent auditors for the fiscal year ending September 30, 2001, will require the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote. Abstentions will have the same effect as a vote against this proposal. Broker Non-Votes, however, are not counted as present and entitled to vote on the proposals, and have no effect on such vote.

      The Company's annual report to stockholders for its fiscal year ended September 30, 2000 (the "Annual Report"), is mailed herewith to stockholders. The Company will file with the Securities and Exchange Commission (the "SEC") an Annual Report on Form 10-K for the fiscal year ended September 30, 2000. Stockholders may obtain, free of charge, either an additional copy of the Annual Report or a copy of the Annual Report on Form 10-K by requesting it by telephone or in writing from Toni Santiuste, Harbor Florida Bancshares, Inc., 100 S. Second Street, Fort Pierce, FL 34950, (561) 460-7002.

      Executed, unmarked proxies will be voted for all proposals.

      Proxies solicited hereby are to be returned to the Company's transfer agent, American Stock Transfer & Trust Company. The Board of Directors has designated Nixon Peabody LLP, the Company's special counsel, to act as Inspector of Election and tabulate votes at the Annual Meeting. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

      The following table sets forth information as of September 30, 2000, except as specifically noted, with respect to ownership of the Company's Common Stock by: (i) the Harbor Federal Savings Bank Employee Stock Ownership Plan (the "ESOP"); (ii) Thomson Horstmann & Bryant, Inc. and Westport Asset Management;
(iii) the executive officers and directors of the Company; and (iv) all the directors, the Chief Executive Officer and the four highest paid officers (the "Executive Officers") of the Company as a group. Except for those listed below, Bancshares has no knowledge of any other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who owns beneficially more than 5% of the Common Stock.

                                                                                        Common Stock
                                                                                    Beneficially Owned(1)
                                                                                    ------------------

              Name                                  Title or Address                Number(2)         Percent
              ----                                  ----------------                ------            -------
 Harbor Federal Savings Bank Employee       100 S. Second Street
 Stock Ownership Plan                       Fort Pierce, FL  34950              2,137,455              8.46%

 Thomson Horstmann & Bryant, Inc.           Park 80 West, Plaza Two
                                            Saddle Brook, NJ  07663             1,706,100              6.75%

 Westport Asset Management                  245 Riverside Avenue
                                            Westport, CT  06880                 1,355,500              5.36%

 Bruce R. Abernethy, Sr.                    Vice Chairman of the Board            359,028(3)(12)(14)   1.42%

 Richard N. Bird                            Director                              172,071(8) (14)        *

 Michael J. Brown, Sr.                      Director, President and Chief
                                            Executive Officer                     812,337(4)(15)       3.21%

 Edward G. Enns                             Chairman of the Board                 110,915(6)(14)         *

 Frank H. Fee, III                          Director                              415,541(3)(13)(14)   1.64%

 Richard B. Hellstrom                       Director                              178,238(7)(14)         *

 Richard V. Neill                           Director                               31,231(3)(5)          *

 Don W. Bebber                              Senior Vice President                 161,108(9) (15)        *

 Albert L. Fort                             Senior Vice President                 152,489(10) (15)       *

 David C. Hankle                            Senior Vice President                 254,929(11) (15)     1.01%

 J. Hal Roberts                             Senior Vice President                  60,593(16)            *

 Directors and Executive Officers as a
 group (11 persons)                         N/A                                 2,708,480             10.72%

--------------------

(1) Except as otherwise noted, all beneficial ownership by directors and executive officers is direct and each director or executive officer exercises sole voting and investment power over the shares.

(footnotes continued on next page)

(2) Reflects information provided by these persons, filings made by these persons with the Securities and Exchange Commission, and other information known to Bancshares.

(3) Includes 144,504, 110,755 and 800 shares, respectively, held by the Directors' Deferred Compensation Plan for the benefit of Messrs. Abernethy, Fee and Neill.

(4) Includes currently exercisable options to purchase 52,524 shares. Does not include 34,005 shares held by spouse or 1,201 shares held in trust for the benefit of grandchildren. Mr. Brown disclaims beneficial ownership of these shares.

(5)   Includes currently exercisable options to purchase 2,000 shares.

(6) Includes currently exercisable options to purchase 41,609 shares. Does not include 27,026 shares held by spouse. Mr. Enns disclaims beneficial ownership of the shares held by his spouse.

(7) Includes currently exercisable options to purchase 16,514 shares and 12,018 shares held by spouse.

(8) Includes currently exercisable options to purchase 21,924 shares and 29,635 shares held by spouse, of which 5,797 shares are unvested shares of restricted stock ("RRP Stock") awarded pursuant to the Harbor Florida Bancshares 1998 Stock Incentive Plan for Directors, Officers and Employees (the "Plan").

(9) Includes currently exercisable options to purchase 49,303 shares. Does not include 2,002 shares held by spouse. Mr. Bebber disclaims beneficial ownership of the shares held by his spouse.

(10) Includes currently exercisable options to purchase 13,130 shares. Does not include 22,574 shares held by spouse. Mr. Fort disclaims beneficial ownership of the shares held by his spouse.

(11) Includes currently exercisable options to purchase 13,130 shares. Does not include 16,413 shares held by spouse and 12,415 shares held by his daughters. Mr. Hankle disclaims beneficial ownership of these shares.

(12) Includes currently exercisable options to purchase 53,895 shares. Does not include 18,981 shares held by spouse. Mr. Abernethy disclaims beneficial ownership of the shares held by his spouse.

(13) Includes currently exercisable options to purchase 16,514 shares. Does not include 13,304 shares held by spouse. Mr. Fee disclaims beneficial ownership of the shares held by his spouse.

(14)  Includes 16,546, 14,863, 18,549, 14,863 and 14,863 unvested shares of RRP
      Stock awarded, respectively, to Messrs. Abernethy, Bird, Enns, Fee and Hellstrom. These shares will continue to vest in equal annual installments for the next three years of continued service on the Board of Directors.

(15) Includes 126,060, 31,515, 31,515 and 31,516 of unvested shares of RRP Stock awarded, respectively, to Messrs. Brown, Bebber, Fort and Hankle. These shares will continue to vest in equal annual installments over the next eight years of continued employment with the Company.

(16) Includes currently exercisable options to purchase 6,500 shares and an award of 35,493 shares of unvested RRP Stock. Awards of RRP stock will vest at 15,600 shares over a four year period and 19,893 shares over a five year period starting on April 19, 2005.

*     Represents less than 1% of outstanding shares.

                                 ---------------

                       PROPOSAL I - ELECTION OF DIRECTORS

      The Company's Certificate of Incorporation provide that the Board of Directors be composed of not less than five nor more than 15 members. Currently, there are seven members, whose terms are divided into three approximately equal classes. The members of each class are elected for a term of three years. One class is elected annually.

      Two directors, Michael J. Brown, Sr. and Richard B. Hellstrom, will be elected at the Annual Meeting. The Board of Directors has renominated current directors Michael J. Brown, Sr. and Richard B. Hellstrom for re-election. If elected, Messrs. Brown and Hellstrom will each serve as director for a three year term expiring at the Annual Meeting to be held in 2004.

      The Nominating Committee of the Board of Directors determines management nominees for election as directors. The Bylaws also allow stockholders to submit nominations in writing directly to the Corporate Secretary of the Company not fewer than ninety (90) days prior to the date of the Annual Meeting. No stockholder nominations have been received by the Company. There are no arrangements known to management between the persons named and any other person pursuant to which such nominees were selected.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR UNDER THIS PROPOSAL I.

      The persons named in the enclosed proxy intend to vote for the election of the named nominees, unless the proxy is marked by the stockholder to the contrary. If any nominee is unable to serve, all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. The Board of Directors knows of no reason why any nominee might be unable to serve.

      The following table sets forth certain information, as of September 30, 2000, with respect to each nominee, and each director continuing in office.

            Name                  Age              Director Since(1)         Current Term to Expire(2)
            ----                  ---              --------------            ----------------------
BOARD NOMINEES

Michael J. Brown, Sr.              59                     1977                          2001

Richard B. Hellstrom               64                     1988                          2001

DIRECTORS CONTINUING IN OFFICE

Bruce R. Abernethy                 65                     1983                          2002

Edward G. Enns                     67                     1977                          2002

Frank H. Fee, III                  57                     1987                          2003

Richard N. Bird                    60                     1997                          2003

Richard V. Neill, Sr.              66                     2000                          2003

--------------------

(1) Includes prior service on the Board of Directors of the Bank, if applicable.

(2)   All terms expire on the date of the Annual Meeting.

      The principal occupation for the last five years for each nominee and continuing director of the Company is set forth below.

Bruce R.                Mr. Abernethy was elected to the Board in 1983. He
Abernethy, Sr.          served as Executive Vice President of the Fort
                        Pierce/St. Lucie County Chamber of Commerce from May
                        1991 to May 1993. Prior to that Mr. Abernethy was operations manager for the Southern Bell Telephone
                        Company. He currently resides in St. Lucie County,
                        Florida, and is retired.

Richard N. Bird         Mr. Bird was elected to the Board in 1997. He is
                        President and principal broker of Bird Realty Group, Inc., a real estate brokerage firm specializing in commercial real estate in Indian River County. He is recently retired from elected office after serving sixteen years on the Indian River County Commission. Mr.
                        Bird assisted the Bank in forming the Indian River
                        County Advisory Board and served as a member of that Board in 1996. He conducts his business in Indian River
                        County, Florida.

Michael J. Brown, Sr.   Mr. Brown has served as President and Chief Executive
                        Officer of the Bank since 1976. He was elected to the Board in 1977. Prior to joining the Bank, Mr. Brown was the Chief Financial Officer at University Federal
                        Savings in Coral Gables, Florida and Prudential Savings in Clayton, Missouri. Mr. Brown has served as president of the Chamber of Commerce and the Rotary Club. He has also been a member of the Federal Home Loan Mortgage
                        Corporation Advisory Board, and currently serves as a director of America's Community Bankers.

Edward G. Enns          Mr. Enns has served as a Director since 1977. He is the
                        former owner of the Enns Agency, a property and casualty insurance agency located in Fort Pierce, Florida. He is a former County Commission Chairman of St. Lucie County,
                        Florida, and presently serves as mayor of the city of Fort Pierce.

Frank H. Fee, III       Mr. Fee has served as a Director since 1987. He is an
                        attorney and President of the law firm of Fee &
                        Koblegard, P.A. which does business under the registered name of Fee, Koblegard & DeRoss, a general practice law firm located in Fort Pierce, Florida. Mr. Fee is also
                        President of Treasure Coast Abstract & Title Insurance
                        Company, an abstracting and title insuring agent firm, and in the business of citrus and cattle production.

Richard B. Hellstrom    Mr. Hellstrom has been a Director since 1988. He is the
                        former President of Lindahl, Browning, Ferrari &
                        Hellstrom, Inc., a firm specializing in civil, environmental and agricultural engineering. He currently resides in St. Lucie County, and is retired.

Richard V. Neill, Sr.   Mr. Neill is an attorney and Chairman of the Board of
                        the law firm of Neill, Griffin, Jeffries, Fowler, Tierney & Neill, Chartered. The firm conducts a general practice. Mr. Neill engages in trial practice in Fort
                        Pierce, Florida. He has served on the Board of Governors of the Florida Bar and is a Fellow of the American
                        College of Trial Lawyers. Through a family business, Mr.
                        Neill is also engaged in tomato farming and production of cattle.

Board Meetings and Committees

      The Board of Directors currently meets once a month and may have additional meetings. During the fiscal year ended September 30, 2000, the Board met 13 times. All Directors who served as directors during the fiscal year ended September 30, 2000, attended at least 75% of Board meetings. All committee members attended at least 75% of the meetings of their respective committees. The standing committees include the following:

      Report of the Audit Committee. The Audit Committee met four times during the fiscal year ended September 30, 2000. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. No member of the Audit Committee is employed by or has any material relationships with the Company. The Audit Committee's primary duties and responsibilities are to:

            o Monitor the integrity of the Company's financial reporting process and system of internal controls regarding finance, accounting, legal and regulatory compliance.

            o Monitor the independence and performance of the Company's independent auditors and internal audit/compliance department.

            o Provide an avenue of communication among the independent auditors, management, the internal audit/compliance department and the Board of Directors.

      The Audit Committee is independent in accordance with the amended issuer rules of the National Association of Securities Dealers. The Audit Committee recommended, and the Board of Directors has adopted, a written Audit Committee Charter. The charter is attached as Exhibit A. In addition, during the fiscal year the Audit Committee has taken the following actions:

            o Reviewed and discussed the Company's financial statements for the 2000 fiscal year with management of the Company.

            o Discussed with the Company's independent auditors the matters required to be discussed under SAS 61 (Codification of Statements on Auditing Standards) and discussed and received written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, "Independence Discussions With Audit Committees").

      Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended September 30, 2000.

                                               Bruce R. Abernethy, Sr., Chairman
                                               Edward G. Enns
                                               Richard B. Hellstrom

      Compensation Committee. The Compensation Committee met six times in fiscal 2000. It reviews and discusses employee performance and prepares recommendations for annual salary adjustments and bonuses. The Committee also administers the Bank and the Company's stock benefit plans, except the ESOP. This committee currently consists of Messrs. Abernethy, Enns, and Hellstrom.

      Credit Committee. The Credit Committee met 12 times in fiscal 2000. It evaluates and takes action on credit applications that represent a total exposure over a certain threshold. The Committee meets on an as-needed basis and consists of Directors Abernethy, Bird, Enns, Fee, Hellstrom and Neill. The Committee requires a quorum of three (3) members in order to conduct business.

      ESOP Committee. The ESOP Committee administers the ESOP. The Committee currently consists of Messrs. Abernethy, Enns and Hellstrom. The Committee held no meetings during the 2000 fiscal year.

Directors' Fees

      All directors receive an annual fee of $22,260 per year for serving on the Board. The Chairman of the Board, Edward G. Enns, and the Vice Chairman, Bruce
R. Abernethy, Sr., receive $27,780 and $24,780 per year, respectively. Directors Abernethy, Fee and Neill defer their compensation through the Directors' Unfunded Deferred Compensation Plan. In addition, each Director is covered by a Group Accident and Travel Plan at a cost of $210 per year per Director. The Chairman and Vice-Chairman devote approximately 10% and 8%, respectively, of their professional time to the affairs of the Company. President Brown receives no fees for serving on the Board of Directors.

Director Retirement Plan

      The Bank has established a Director Retirement Plan. Under this plan, non-employee directors who served on the Board of Directors for ten (10) years and have attained the age of 65 are entitled to receive annually until death a payment upon retirement equal to 2 1/2% of the average of the annual Board fee paid such directors for the last three years of service multiplied by his years of Board service (not to exceed 50% of the average annual retainer). In 1996, the Board discontinued this plan on a prospective basis. Directors who were elected to the Board after 1996, such as Richard N. Bird and Richard V. Neill, are not eligible to participate in this plan.

Directors' Unfunded Deferred Compensation Plan

      The Unfunded Deferred Compensation Plan for Directors (the "Directors' Deferred Compensation Plan") provides that a director may elect to defer all or part of his annual director fees to fund the Directors' Deferred Compensation Plan. The plan also provides that deferred fees are to earn interest at an annual rate equal to the 30-month certificate of deposit rate adjusted and compounded quarterly. Amounts deferred under the Directors' Deferred Compensation Plan are distributed in annual installments over a ten year period beginning with the first day of the calendar year immediately following the year in which the director ceases to be a director. The Directors' Deferred Compensation Plan also provides methods of distribution in the event of the death of the participant as well as retirement or removal from the Board. As of September 30, 2000, the Directors' Deferred Compensation Plan held 144,504 110,755, 800 and 39,327 shares of common stock for Messrs. Abernethy, Fee, Neill and Director Emeritus Richard Davis, respectively. These shares were acquired by the Plan utilizing deferred annual director fees of Messrs. Abernethy, Davis, Fee and Neill. Currently Directors Abernethy, Neill and Fee are deferring director fees pursuant to the Directors' Deferred Compensation Plan.

Executive Compensation

      The following table sets forth the compensation paid to Mr. Michael J. Brown, Sr., President and Chief Executive Officer and the four Executive Officers.

                                                                              Long-Term                     All Other
                                     Annual Compensation                     Compensation                Compensation(2)
                                     -------------------                     ------------                ------------

                                                                       Restricted
Name and                                                                 Stock        Number of
Principal Position            Year(1)     Salary        Bonus          Awards(3)      Options(4)
------------------            ----        ------        -----          ------         -------
Michael J. Brown, Sr.          2000     $284,270             $0              $0                0            $142,550
President                      1999      277,613         26,758               0                0             159,556
                               1998      265,057         25,244       1,684,466          262,623             153,370

Don W. Bebber                  2000     $135,833             $0              $0                0             $19,159
Senior Vice President-         1999      130,858         12,265               0                0              34,377
  Chief Financial Officer      1998      120,792         11,150         421,111           65,656              36,074

Albert L. Fort                 2000     $114,917             $0              $0                0             $20,276
Senior Vice President-         1999      112,017         10,710               0                0              31,882
  Operations                   1998      106,083         10,100         421,111           65,655              34,313

David H. Hankle                2000     $141,003             $0              $0                0             $19,220
Senior Vice President -        1999      137,708         13,275               0                0              37,850
Credit Administration/         1998      131,792         12,700         421,111           65,655              42,192
Commercial Lending

J. Hal Roberts                 2000     $140,833             $0        $213,850            7,155              $4,077
Senior Vice President -        1999       62,560              0         231,660           58,500                 543
Marketing/Human Resources

--------------------------

(1)   The Company and the Bank's fiscal years each end September 30.

(2) For fiscal 2000 other compensation consists of insurance payments of $3,749, $3,677, $2,961, $3,739 and $3,488 for Messrs. Brown, Bebber, Fort,
      Hankle and Roberts, respectively and contributions to the ESOP in the equivalent amount of $15,482, $15,482, $15,482 and $15,482 for Messrs.
      Brown, Bebber, Fort and Hankle, respectively. Additionally, the Bank contributed $1,831 and $589 to Messrs. Fort and Roberts, respectively, pursuant to the Bank's 401(k) Profit Sharing Plan and Trust. The Bank also contributed $123,318 to fund Mr. Brown's Supplemental Executive Retirement Plan. Other personal benefits provided by the Company or the Bank have not been listed. The aggregate amount of such benefits does not exceed the lesser of $50,000, or 10% of each named executive officers' cash compensation.

(3) Represents restricted shares of Common Stock awarded by the Compensation Committee pursuant to the Harbor Florida Bancshares, Inc. 1998 Stock Incentive Plan for Directors, Officers and Employees (the "Plan"). On April 19, 2000, Mr. Roberts was awarded additional restricted stock pursuant to the Plan in equal annual installments of 20% beginning on April 19, 2005. The value of such shares, when awarded, was determined by the closing price of the Common Stock on April 19, 2000 ($10.75 per share), multiplied by the number of shares awarded.

(4) Options awarded in fiscal 2000 were awarded pursuant to the 1998 Stock Incentive Plan.

                             ----------------------

      Option Grants in Last Fiscal Year. No options were granted during fiscal 2000 to Messrs. Brown, Hankle, Bebber and Fort. Mr. Roberts was awarded options at $10.75 per share for 7,155 shares.

      Aggregate Option Exercises and Year-End Option Values. The following table sets forth the number of shares acquired on the exercise of stock options and the aggregate gains realized on the exercise during fiscal 2000 by Messrs. Brown, Bebber, Fort, Hankle and Roberts. The table also sets forth the number of shares covered by exercisable and unexercisable options held by the named individuals on September 30, 2000, and the aggregate gains that would have been realized had these options been exercised on September 30, 2000, even though these options were not exercised, and the unexercised options could not have been exercised, on September 30, 2000. Certain per share numbers are adjusted for the conversion at which all existing shares of Harbor Florida Bancorp, Inc. were exchanged for 6.0094 shares of Common Stock.

                                Shares
                              Acquired On
                               Exercise                           Number of Shares                Value of Unexercised
                                During          Value          Covered by Unexercised                 In-The-Money
           Name               Fiscal 2000    Realized(1)         Options on 9/30/00             Options As Of 9/30/00(2)
           ----               -----------    --------            ------------------             ---------------------

                                                            Exercisable     Unexercisable    Exercisable      Unexercisable
                                                            -----------     -------------    -----------      -------------
Michael J. Brown, Sr.                  0             $0       52,524            240,145       $72,089            $494,972
Don W. Bebber                     11,613        115,535       49,303             55,530       394,311              94,840
Albert L. Fort                         0              0       13,130             55,525        18,021              94,838
David C. Hankle                        0              0       13,130             55,529        18,021              94,838
J. Hal Roberts                         0              0        6,500             59,155         6,488              18,750

--------------------------

(1) Equals the difference between the aggregate exercise price of the options exercised and the aggregate fair market value of the Common Stock received upon exercise computed using the price of the last sale of the Common Stock on the exercise date, as quoted on the Nasdaq National Market and, if necessary, adjusted for the Conversion. All options exercised had an adjusted exercise price of $1.66 per share. Mr. Bebber exercised 2,413 options on December 22, 1999, when the adjusted market price of the Common Stock was $12.50 per share and 9,200 options on January 24, 2000, when the adjusted market price of the Common Stock was $11.375 per share.

(2) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the Common Stock that will be received upon exercise, assuming such exercise occurred on Wednesday, September 30, 2000, at which date the last sale of the Common Stock as quoted on the NASDAQ National Market was at $12.0625 per share.

                              --------------------

      Employee Stock Ownership Plan. In 1994, the Bank established the ESOP for employees age 21 or older who have at least one year of credited service with the Bank. Following the creation of Bancshares, investments in the Harbor Florida Bancorp, Inc., and previously the Bank's, common stock by the ESOP were exchanged for Common Stock.

      As of September 30, 2000, the ESOP held 2,137,455 shares of Common Stock. These shares represent both those received by the ESOP in exchange for shares of Harbor Florida Bancorp, Inc. common stock held before the conversion and as well as shares purchased by the ESOP in the conversion. Shares of Common Stock purchased by the ESOP were funded by borrowed funds from Bancshares in the conversion. Shares purchased in the conversion by the ESOP will be allocated to participants' accounts over 20 years.

      The ESOP is administered by an unaffiliated corporate trustee in conjunction with the ESOP Committee of the Board. The ESOP trustee must vote all allocated shares held by the ESOP in accordance with the instructions of participating employees. Shares for which employees do not give instructions will be voted by the ESOP trustee.

      GAAP requires that any third party borrowing by the ESOP be reflected as a liability on Bancshares' statement of financial condition. Since the ESOP is borrowing from Bancshares, such obligation is eliminated in consolidation. However, the cost of unallocated shares are treated as a reduction of shareholders' equity.

      Contributions to the ESOP and shares released from the suspense account are allocated among ESOP participants on the basis of participants' compensation as it relates to total participant compensation. Employees are fully vested upon completion of five years of service. Benefits may be payable upon retirement, early retirement, disability, death or separation from service.

      The ESOP is subject to the requirements of ERISA and the regulation of IRS and the United States Department of Labor.

      Pension Plan. The Bank provides a noncontributory, defined benefit pension plan through the Financial Institutions Retirement Fund of White Plains, New York (the "Pension Plan") which covers all full-time employees who have one year of service with the Bank and have attained twenty-one years of age. An employee is 100% vested in the Pension Plan when he/she completes five years of employment at the Bank. Employees who reach the age of sixty-five (65) are also 100% vested in the Pension Plan, regardless of completed years of employment.

      The following table illustrates the annual pension benefits at age 65 under the most advantageous plan provisions available at various levels of average annual salary and years of service.

      Average
      Salary                  5            10           15           20            25            30            35
      ------                  -            --           --           --            --            --            --
     $ 20,000                $ 2,000       $ 4,000      $ 6,000      $ 8,000      $ 10,000      $ 12,000       $ 14,000
     $ 40,000                $ 4,000       $ 8,000      $12,000      $16,000      $ 20,000      $ 24,000       $ 28,000
     $ 60,000                $ 6,000       $12,000      $18,000      $24,000      $ 30,000      $ 36,000       $ 42,000
     $ 80,000                $ 8,000       $16,000      $24,000      $32,000      $ 40,000      $ 48,000       $ 56,000
     $100,000                $10,000       $20,000      $30,000      $40,000      $ 50,000      $ 60,000       $ 70,000
     $125,000                $12,500       $25,000      $37,500      $50,000      $ 62,500      $ 75,000       $ 87,500
     $150,000                $15,000       $30,000      $45,000      $60,000      $ 75,000      $ 90,000       $105,000

      Normal retirement benefits under the Pension Plan are based on retirement at or after age sixty-five (65), with the amount of the benefit dependent on years of service as well as average annual salary for the five (5) consecutive years of highest salary during service. However, the maximum annual compensation which may be taken into account under the Internal Revenue Code of 1986, as amended, for calculating contributions under qualified defined benefit plans is currently $170,000.

      As of September 30, 2000, Messrs. Brown, Bebber, Fort, Hankle and Roberts have 24, 24, 16, 14 and 16 credited years of service, respectively, under the Pension Plan. All benefits are computed as a straight-life annuity and are not subject to deduction for Social Security.

      Supplemental Executive Retirement Program. On September 13, 1995, the Board of Directors approved a Supplemental Executive Retirement Plan ("SERP") for President Brown. The SERP became effective on that date. The SERP will pay Mr. Brown an annual retirement benefit at age 65 of 75% of his final five year average earnings, less the amount payable from the Pension Plan and less the amount expected to be paid as a Social Security benefit. The SERP benefit will accrue evenly over Mr. Brown's career so that if Mr. Brown retires or otherwise terminates his employment before attaining age 65, his benefit will be reduced on a pro rata basis. In addition, if Mr. Brown receives his benefit before age 65, such benefit will be subject to a reduction of 3% multiplied by the number of years prior to age 65 that his benefit commences. The SERP is administered by the Compensation Committee. Payments by the Bank to fund the SERP were $123,318 in fiscal 2000.

      Employment Agreement. The Board of Directors entered into a three-year employment agreement with President Brown effective September 3, 1995. On November 8, 2000, the Board voted to approve an extension of this agreement effective January 6, 2001, with a new initial term to continue through January 6, 2004. During the term of the agreement, Mr. Brown's salary is equal to the initial salary plus any increases which the Board of Directors may authorize from time to time. The agreement also provides for reimbursement of reasonable business expenses, participation in the employee benefit programs of the Company or the Bank and certain other perquisites.

      In the event the Company or the Bank terminates President Brown's employment without cause, he will receive a severance payment equal to his salary, and will continue to participate in the employee benefit programs of the Bank, for the balance of the term of the agreement. Mr. Brown's agreement also provides for certain payments in the event of a change of control under the Bank Change in Control Act of 1978, a merger or consolidation, voluntary dissolution, or transfer of all of the Bank's or Bancshares' assets and liabilities. Should one of these events occur, the Bank's agreement with Mr. Brown would be assumed by any acquiring or merging entity. Further, in the one-year period following one of these events, the agreement provides Mr. Brown with certain protection against termination other than for cause and against a material diminution in his duties or reporting responsibilities under the presumption that such a change would amount to an involuntary termination of President Brown's employment with the Bank. Should one of the enumerated events occur, Mr. Brown would be entitled to a severance benefit of three times his base salary plus the amount of bonuses received during the twelve month period preceding the involuntary termination plus the cost of all benefits which Mr. Brown was entitled to in the twelve-month period preceding the involuntary termination, plus, at his election, the excess of the fair value of shares subject to options held by him over their exercise price, which would then be canceled. Total amounts paid to Mr. Brown under this provision of the agreement with the Bank will not exceed an amount which is $100 less than three times the base amount paid to Mr. Brown as the term "base amount" is defined in Section 280G(b)(3) of the Internal Revenue Code of 1986. Any payments under the agreement are also conditioned upon their conformity with the "golden parachute" provisions of
Section 18(k) of the FDI Act.

      Change In Control Agreements. On April 19, 2000, Bancshares and the Bank entered into Change in Control Agreements with each of Messrs. Bebber, Hankle, Fort and Roberts and Senior Vice President for Retail Banking, Michael J. Brown, Jr. These agreements provide that, should the officer be terminated by Bancshares or the Bank within one year following a change in control of Bancshares or the Bank (other than termination for cause as defined these agreements), he will receive one year's salary and continue to participate in the certain employee benefit programs of Bancshares and the Bank for 12 months following his termination. The aggregate payments under these agreements, presuming a termination not for cause, are dependent upon the employees' salary and level of benefits at the time of a change in control. If all five (5) senior vice presidents were terminated not for cause during fiscal 2000, the total payment would be $632,094. These agreements have an initial three year term and may be extended by the Board of Directors.

      Compensation Committee Interlocks and Insider Participation. The Compensation Committee (the "Committee") currently consists of Directors Hellstrom, Abernethy and Enns, none of whom have ever been an officer or employee of the Bank or Bancshares. None of the above are members of a compensation committee of the Board of Directors of any company other than Bancshares and the Bank.

      Report of the Compensation Committee. The Committee reviews and recommends to the Board of Directors compensation levels for executive officers and evaluates executive officer performance. All members of the Committee are outside directors of the Company.

      The Company's compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining key officers. To achieve this goal, the Company's compensation policy integrates base salary with annual bonuses, as well as awards of stock options and restricted stock. The Committee considers each potential element when determining compensation goals.

      President Brown's compensation and related benefits are based principally on his rights under his employment agreement with the Bank, which is described elsewhere in this Proxy Statement. However, the Committee also considers the performance of the Company as well as the performance of the Common Stock. Pursuant to the employment contract, Mr. Brown's salary was $284,270 for fiscal 2000. Mr. Brown's present salary is $313,720. Mr. Brown's salary is based on many factors, including the Company's Return on Assets, the Company's Return on Equity, growth and earnings per share as well as the price of the Common Stock throughout fiscal 2000. The Committee noted that the Company's return on average assets for fiscal 2000 was 1.44%, the return on equity was 9.82% and diluted earnings per share increased 15.7% to 88 cents per share.

      In addition to reviewing this information in determining Mr. Brown's compensation, the Committee reviewed the Bank's prior year's financial performance and prevailing market rates of compensation for Mr. Brown's position. In particular, the Committee took note of the Bank's growth and growth in earnings per share.

                                                  Richard B. Hellstrom, Chairman
                                                  Bruce R. Abernethy, Sr.
                                                  Edward G. Enns

                              CERTAIN TRANSACTIONS

      The Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or an executive officer that exceeded in the aggregate an amount equal to the greater of $25,000 or 5% of the Bank's capital and surplus, or in any event $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

      Frank H. Fee, III, a director of the Company, is also President of the law firm of Fee & Koblegard, P.A. which does business under the registered firm name of Fee, Koblegard & DeRoss, a general practice law firm. The Company paid approximately $176,682 in legal fees in the year ended September 30, 2000, to this law firm.

      Michael J. Brown, Jr., Senior Vice President - Retail Banking, is the son of Michael J. Brown, Sr., President and Chief Executive Officer of the Company.

      Director Richard N. Bird is the husband of Wendy L. Bird, a Vice President of the Bank for Community Reinvestment, Sales and Service Quality.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCES

      To the knowledge of the Board and based upon a review of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) during the fiscal year ended September 30, 1999, no person who is a director, officer or beneficial owner of 10% of the Common Stock failed to file on a timely basis, the reports required by Section 16(a) of the Securities Exchange Act.

                                PERFORMANCE GRAPH

      The following graph shows a five year comparison of cumulative total return on the Common Stock, based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total return of companies in the NASDAQ National Market and NASDAQ Bank Stocks for the period October 1, 1995, through September 30, 2000. The price of the Common Stock, as reflected in the graph, has been adjusted for the Conversion, whereby all existing shares of Harbor Florida Bancorp, Inc. were exchanged for 6.0094 shares of Common Stock, is not necessarily indicative of possible future performance of the Common Stock.

             [THE FOLLOWING WAS REPRESENTED BY A PERFORMANCE GRAPH]

                                    9/30/95        9/30/96         9/30/97         9/30/98       9/30/99       9/30/00
                                    -------        -------         -------         -------       -------       -------
Harbor Federal Bancshares           100.000        137.453         269.089         303.753       367.060       372.725
Nasdaq Index                        100.000        118.681         162.918         165.500       270.378       358.956
Nasdaq Bank Index                   100.000        127.650         212.644         210.941       224.578       240.955

                    PROPOSAL II - RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

      The Board of Directors of the Company has appointed the firm of KPMG LLP, Certified Public Accountants, to continue as independent auditors for the Company for the fiscal year ending September 30, 2001, subject to ratification of such appointment by the stockholders. A representative of KPMG LLP will be present at the Annual Meeting, will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2001 UNDER THIS PROPOSAL II.

                                 OTHER BUSINESS

      As of the date of this Proxy Statement, the Board of Directors of the Company knows of no matters to be brought before the Annual Meeting other than procedural matters incident to the conduct of the Annual Meeting. If further business is properly presented, the proxy holders will vote proxies, as determined by a majority of the Board of Directors.

                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

      Pursuant to the proxy solicitation regulations of the Securities and Exchange Commission (the "SEC"), any shareholder proposal intended for inclusion in the Company's proxy statement and form of proxy related to the Company's 2002 Annual Meeting of stockholders must be received by the Company at its principal executive offices no later than August 3, 2001, pursuant to the proxy solicitation regulations of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy any stockholder proposal which does not meet the requirements of the SEC in effect at that time.

                      NOTICE OF BUSINESS TO BE CONDUCTED AT
                           A SPECIAL OR ANNUAL MEETING

      The bylaws of the Company set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders. The bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. For proposals not included in the proxy statement, the stockholder must give written advance notice to the Secretary of the Company not less than one hundred twenty (120) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

      Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

                                              By Order of the Board of Directors


                                              Michael J. Brown, Sr.
                                              President and CEO

Fort Pierce, Florida
December 15, 2000

                                                                       EXHIBIT A

                         HARBOR FLORIDA BANCSHARES, INC.

            Charter of the Audit Committee of the Board of Directors

I. Audit Committee Purpose

      The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

      o Monitor the integrity of the Harbor Florida Bancshares, Inc.'s (Company) financial reporting process and system of internal controls regarding finance, accounting, legal and regulatory compliance.

      o Monitor the independence and performance of the Company's independent auditors and internal audit/compliance department.

      o Provide an avenue of communication among the independent auditors, management, the internal audit/compliance department, and the Board of Directors.

      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition and Meetings

      The Audit Committee members shall meet the requirements of the NASD Exchange and Section 112 of FDICIA. The Audit Committee shall be comprised of three directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of their independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Harbor Florida Bancshares, Inc.
Audit Committee Charter
Page 2 of 4


      Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

      The committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee and/or Board of Directors should meet at least annually with management, the director of internal audit/compliance department, and the independent auditors, to discuss any matters that the committee/board or each of these groups believes should be discussed. If matters are identified during the quarterly review which need to be communicated under SAS 61, the independent auditors will communicate them to the audit committee or be satisfied that they have been communicated to the audit committee by management.

III. Audit Committee Responsibilities and Duties

      Review Procedures

      1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

      2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

      3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal audit/compliance department together with management's reponses.

      4. Review with financial management and/or the independent auditors, the Company's quarterly financial results if matters are identified during the quarterly review, which need to be communicated under SAS 61.

Harbor Florida Bancshares, Inc.
Audit Committee Charter
Page 3 of 4


      Independent Auditors

      5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

      6. Review and/or approve the fees and other significant compensation to be paid to the independent auditors.

      7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

      8. Review the independent auditors audit plan and engagement letter - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

      9. Prior to releasing the audited year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

      10. Consider the independent auditor's judgements about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

      Internal Audit Department and Regulatory Compliance and Legal Compliance

      11. Review the budget, plan, and changes in plan, activities, organizational structure, and qualifications of the internal audit/compliance department, as needed.

      12. Review the appointment, performance, and replacement of the senior internal audit executive.

      13. Review significant reports prepared by the internal audit/compliance department together with management's response and follow-up to these reports.

Harbor Florida Bancshares, Inc.
Audit Committee Charter
Page 4 of 4


      14. Review all reports concerning any significant fraud or regulatory noncompliance that occurs at the Company.

      15. As needed, review with the Company's counsel, any legal matters that could have a significant impact on the company's financial statements.

      Other Audit Committee Responsibilities

      16. Annually prepare a report to shareholders as required by Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

      17. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

      18. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

REVOCABLE PROXY                                                  REVOCABLE PROXY

                         HARBOR FLORIDA BANCSHARES, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
        HARBOR FLORIDA BANCSHARES, INC. TO BE USED AT THE ANNUAL MEETING
                      OF STOCKHOLDERS ON JANUARY 19, 2001

      The undersigned being a stockholder of Harbor Florida Bancshares, Inc. hereby appoints Frank H. Fee, III and Bruce R. Abernethy, or each of them, with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Annual Meeting of Stockholders to be held at 10:00 a.m., Florida Time, on January 19, 2001, Old City Hall Annex, 315 Avenue A, Fort Pierce, Florida 34950, and any adjournments thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

      If you receive more than one proxy card, please sign and return all cards in the accompanying envelope. Please check your mailing address as it appears on this Revocable Proxy. If it is inaccurate, please include your correct address below.

      This proxy will be voted as directed or, if no direction is given, will be voted FOR the nominees under PROPOSAL I and FOR the auditors under PROPOSAL II.

                                    NEW ADDRESS:

                                    -----------------------------

                                    -----------------------------

                                    -----------------------------

The Board of Directors recommends a vote FOR PROPOSALS I and II.

      I.    Election of two directors for three year terms each.

            Nominees: Michael J. Brown, Sr. and Richard B. Hellstrom.

            ___      FOR all nominees.         ___ WITHHELD from all nominees.

            ___      FOR, except vote withheld from the following:

                     Nominee:  _______________, _______________

            (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided above.)

      II. Ratification of the appointment of KPMG LLP, Certified Public Accountants, as Harbor Florida Bancshares' independent auditors for the fiscal year ending September 30, 2001.

            ___  FOR         ___  AGAINST               ___  ABSTAIN

      In their discretion the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

[                           ]                 Dated: _________________, ________

                                              __________________________________

                                              __________________________________
[                           ]                 (Signature)

                                              Please date this Revocable Proxy
                                              and sign, exactly as your name(s)
                                              appears on your stock certificate.
                                              If signing as a fiduciary, please
                                              give your full title.

MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING: ____


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